Commitments and contingencies	12 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 17 – Commitments and contingencies

Lease commitments

The Company entered into operating leases to lease warehouse buildings and office spaces for operations and business development. Our commitments for minimum lease payments under these operating leases as of March 31, 2026 are disclosed in Note 6.

Contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of March 31, 2026 and 2025 and through the report date of these consolidated financial statements.